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                                 EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-56829 of CuraGen Corporation on Form S-8 of our report dated February 12, 1999, appearing in this Annual Report on Form 10-K of CuraGen Corporation for the year ended December 31, 1998.



DELOITTE & TOUCHE LLP
Hartford, Connecticut
March 25, 1999